Exhibit 10.12

FOURTH AMENDMENT TO LEASE

This FOURTH AMENDMENT TO LEASE is made this 14th day of March 2012, by and between 2121 SECOND STREET INVESTORS, LLC (as “Landlord”) and MARRONE BIO INNOVATIONS, INC., a Delaware Corporation (as “Tenant”) having an office at 2121 Second Street, Suites B104-B108 & A-107, Davis, California.

Witnesseth:

Davis Commerce Center, LLC (Landlord’s predecessor in interest) and Marrone Organic Innovations, Inc. (Tenant’s former business name), having entered into a lease (the “Lease”) dated August 3, 2007 for suites B-106 & B-107 as amended by the First Amendment to Lease to include suite B-104, as amended by the Second Amendment to Lease to include suite B-108, as amended by the Third Amendment to Lease to include suite A-107, as amended by the Assignment and Assumption of Lease for suite A-106 in the Project known as Davis Commerce Park, Davis, California; and

WHEREAS, LANDLORD and TENANT are desirous of amending said Lease in the manner as set forth below, the parties hereby agree as follows:

AMENDMENT

TERMINATION OF LEASE FOR SUITE A-106:

Tenant is currently the Assignee of the Lease dated October 8, 2008 executed by 2121 Second Street Investors, LLC (“Lessor”) and Pincushion Boutique (“Lessee”) for suite A-106. The Pincushion lease shall hereby be deemed terminated as of February 29, 2012.

PREMISES:

As of March 1, 2012, Tenant shall directly lease from Landlord Suite A-106, consisting of 2,541 square feet.

TERM:

The Lease term for suite A-106 shall be for a period of thirty-six (36) months beginning March 1, 2012 and terminating February 28, 2015.

BASE MONTHLY RENT:

Beginning March 1, 2012 Tenant shall pay to Landlord during the remaining Lease Term for suite A-106 monthly rent as follows:

March 1, 2012 – February 28, 2013     $1.35 per sq. ft. NNN

March 1, 2013 – February 28, 2014     $1.40 per sq. ft. NNN

March 1, 2014 – February 28, 2015     $1.45 per sq. ft. NNN

TENANT IMPROVEMENTS:

Tenant agrees to occupy suite A-106 in As-Is condition.

SECURITY DEPOSIT:

No additional security deposit shall be required.

GENERAL TERMS:

All of the terms, covenants, provisions and agreements of the Lease as amended herein shall remain in full force and effect; except to the extent inconsistent with the terms, covenants, conditions and provisions of the Fourth Amendment to Lease, in which case the terms, covenants, conditions and provisions of this Fourth Amendment shall control.

Agreed and Accepted this 14th day of March, 2012.

LANDLORD:		TENANT:

2121 SECOND STREET INVESTORS, LLC		MARRONE BIO INNOVATIONS, INC., a Delaware Corporation

By:	/s/ Dan Fivey	By:	/s/ Julie I. Morris
	Dan Fivey		Julie I. Morris
Its:	Managing Partner	Its:	VP Corporate Development & Operations

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